                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 1
                                       TO

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                DECEMBER 10, 1998



                               SUITE101.COM, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



DELAWARE                              0-25136                    33-0464753
-------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)           (IRS Employer
                                                         Identification Number)



 1122 MAINLAND STREET - SUITE 390 - VANCOUVER, BRITISH COLUMBIA, CANADA V6B 5L1
-------------------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (604) 682-1400



                              KINETIC VENTURES LTD.
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

   (b)   Pro Forma financial information

         Pro Forma Condensed Income Statement for the Year Ended December 31,
         1997

         Pro Forma Condensed Income Statement for the Nine Month Period Ended September 30, 1998

         Pro Forma Condensed Balance Sheet - September 30, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused thus report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Suite101.com, Inc.



Dated:  May 10, 1999                By:   /s/  PETER BRADSHAW
                                          -------------------------------------
                                          Peter Bradshaw, President

                         PRO FORMA FINANCIAL INFORMATION
                                    (AMENDED)

The accompanying pro forma financial information reflects the purchase by Suite101.com Inc. (formerly Kinetic Ventures Ltd.)("Suite101") of all the issued and outstanding shares of i5ive communications inc. ("i5ive"). The transaction will be accounted for as a reverse purchase acquisition between i5ive as the acquiror and Suite101 as the acquired company. The pro forma financial information presented consists of condensed income statements for the year ended December 31, 1997 and the nine-month period ended September 30, 1998 as if the transaction had occurred in January 1, 1997. In addition, a pro forma balance sheet as at September 30, 1998 is presented as if the transaction had occurred on September 30, 1998.

                      PRO FORMA CONDENSED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

                                                           Historical Statements
                                                -------------------------------------------
                                                  Kinetic Ventures           i5ive             Adjustments         Pro Forma
                                                        Ltd.             communications         (Note 1)           Statement
                                                ------------------------------------------------------------------------------
Sales                                                     $345,450             $  8,959          $(345,450)          $  8,959
Cost of Goods Sold                                       (253,973)                    0             253,973                 0
Selling,General and Administration                       (691,894)            (258,255)             691,894         (258,255)
Interest expense                                          (67,841)                    0              67,841                 0
Gain on sale of assets                                   1,810,619                    0         (1,810,619)                 0
Other income                                                12,800                1,415            (12,800)             1,415
                                                ------------------------------------------------------------------------------

Income(Loss) Before Income Tax Expense                   1,155,161            (247,881)         (1,155,161)         (247,881)

Income taxes                                              (25,553)                    0              25,553                 0
                                                ------------------------------------------------------------------------------

Net Income (Loss)                                       $1,129,608           $(247,881)        $(1,129,608)        $(247,881)
                                                ==============================================================================


Net Loss per common share(Basic and Diluted)                                                                          ($0.05)
                                                                                                               ===============

Adjusted weighted average number of common shares issued (Note 2)

                                                                                                                    5,269,578

                                                                                                               ===============

NOTES TO THE PRO FORMA CONDENSED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1997

Note 1 The adjustments above reflect the removal of the historical figures of the accounts of Kinetic Ventures Ltd. due to the reverse purchase acquisition and the sale of Kinetic's operating assets in March 1997.

Note 2 The adjusted weighted average number of common shares issued has been adjusted to reflect the 1:6 reverse stock split of shares.


                      PRO FORMA CONDENSED INCOME STATEMENT
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                  Historical Statements
                                      ----------------------------------------------
                                         Kinetic Ventures            i5ive                  Adjustments           Pro Forma
                                               Ltd.              communications               (Note 1)            Statement
                                      --------------------------------------------------------------------------------------------
Sales                                            $       0           $   20,693                   $     0            $   20,693
Selling, General and Administration               (38,768)            (237,795)                    38,768             (237,795)
                                      --------------------------------------------------------------------------------------------

Loss Before Income Tax Expense                    (38,768)            (217,102)                    38,768             (217,102)

Income taxes                                         (907)                    0                       907                     0
                                      --------------------------------------------------------------------------------------------

Net Income (Loss)                                ($39,675)           ($217,102)                  $ 39,675            ($217,102)
                                      ============================================================================================

Net Loss per common share (Basic and Diluted)                                                                           ($0.02)
                                                                                                                 =================

Adjusted weighted average number of common shares issued                                                             10,061,244
                                                                                                                 =================

NOTE TO THE PRO FORMA CONDENSED INCOME STATEMENT
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998

Note 1 The adjustments above reflect the removal of the historical figures of the accounts of Kinetic Ventures Ltd. due to the reverse purchase acquisition.

                        PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                  Historical Statements
                                      ----------------------------------------------
                                         Kinetic Ventures            i5ive                  Adjustments                Pro Forma
                                               Ltd.              communications                                        Statement
                                      --------------------------------------------------------------------------------------------
               ASSETS
Current
  Accounts receivable                          $        0              $   4,003                $        0              $  4,003
Furniture and equipment                                 0                 34,817                         0                34,817
                                      --------------------------------------------------------------------------------------------

                                               $        0              $  38,820                $        0              $ 38,820
                                      ============================================================================================
             LIABILITIES
Current
  Checks written in excess
    of funds on deposit                     $     (1,032)              $  12,779                                        $ 11,747
  Accounts payable                                 36,444                 21,790                                          58,234
                                      --------------------------------------------------------------------------------------------
                                                   35,412                 34,569                            0             69,981
Due to stockholders                                     0                490,408            (429,394)(Note 1)             61,014
Due to affiliated companies                             0                 69,879             (42,375)(Note 1)             27,504
                                      --------------------------------------------------------------------------------------------
                                                   35,412                594,856                    (471,769)            158,499
                                      --------------------------------------------------------------------------------------------
        STOCKHOLDERS' DEFICIT
                                                                                         {     (465,186)(Note 3)
                                                                                         {      (39,934)(Note 2)
                                                                                         {        3,406 (Note 2)
Common Stock                                       39,934                     73         {      471,769 (Note 1)          10,062
                                                                                    -----------------------------
                                                                                         {     (38,818) (Note 2)
                                                                                         { (15,895,073) (Note 2)
Additional paid-in capital                     15,895,073                      0         {       465,186(Note 3)         426,368
                                                                                    -----------------------------
Deficit                                      (15,970,419)              (556,109)              15,970,419(Note 2)       (556,109)
                                      -------------------------------------------------------------------------------------------
                                                 (35,412)              (556,036)                         471,769       (119,679)
                                      -------------------------------------------------------------------------------------------

                                            $          -               $  38,820               $               -       $ 38,820
                                      ===========================================================================================


NOTES TO THE PRO FORMA CONDENSED BALANCE SHEET DATED SEPTEMBER 30, 1998

Note 1 This adjustment is for the conversion of $471,769 U.S on amounts due to stockholders and affiliated companies into common shares of i5ive communications prior to the reverse purchase acquisition.
Note 2 This adjustment reflects the reverse purchase acquisition and the issuance of 3,405,622 shares in the transaction.
Note 3 This adjusts the capital stock of i5ive as of September 30, 1998 to reflect the $0.001 par value of the Kinetic stock.